UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2014

Date of Report (date of earliest event reported)

MONTAGE TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36064	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Room A1601, Technology Building, 900 Yi Shan Road

Xuhui District, Shanghai, 200233

People’s Republic of China

(Address of registrant’s principal executive offices, including zip code)

Tel: (86 21) 6128-5678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Montage Technology Group Limited, a Cayman Islands exempted company (the “Company”), will first mail the definitive proxy statement furnished as Exhibit 99.1 hereto to its shareholders on or around July 2, 2014 in connection with that certain extraordinary general meeting of shareholders of the Company to be held on July 31, 2014, at 9:00 a.m., Shanghai time, at Montage Technology Group Limited, Room A1601, Technology Building, 900 Yi Shan Road, Xuhui District, Shanghai 200233, China.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Notice of Extraordinary General Meeting of Shareholders of Montage Technology Group Limited to be held on July 31, 2014 and the Proxy Statement related thereto, with attached Annexes

99.2	Form of Proxy Card for Holders of Ordinary Shares

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2014

Montage Technology Group Limited

/s/ Mark Voll
Mark Voll
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Notice of Extraordinary General Meeting of Shareholders of Montage Technology Group Limited to be held on July 31, 2014 and the Proxy Statement related thereto, with attached Annexes

99.2	Form of Proxy Card for Holders of Ordinary Shares